EXHIBIT 21

           SUBSIDIARIES OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

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                                                                               Jurisdiction of Incorporation or
                               Subsidiary                                                Organization
  ---------------------------------------------------------------------- ---------------------------------------------
  Advised Assets Group, LLC                                                             Colorado
  Alta Health & Life Insurance Company                                                  Indiana
  BenefitsCorp, Inc. (1)                                                                Delaware
  BenefitsCorp, Inc. of Wyoming                                                         Wyoming
  GWFS Equities, Inc.                                                                   Delaware
  Canada Life Insurance Company of America                                              Michigan
  FASCore, LLC                                                                          Colorado
  Emjay Corporation                                                                     Wisconsin
  EMJAY Retirement Plan Services, Inc.                                                  Wisconsin
  First Great-West Life & Annuity Insurance Company                                     New York
  Great-West Benefit Services, Inc.                                                     Delaware
  Great-West Life & Annuity Insurance Company of South Carolina                         South Carolina
  Greenwood Investments, LLC                                                            Colorado
  GW Capital Management, LLC (2)                                                        Colorado
  GWL Properties, Inc.                                                                  Colorado
  Maxim Series Fund, Inc.                                                               Maryland
  National Plan Coordinators of Delaware, Inc.                                          Delaware
  Great-West Healthcare Holdings, Inc.                                                  Colorado
  Great-West Healthcare, Inc.                                                           Vermont
  Great-West Healthcare of Arizona, Inc.                                                Arizona
  Great-West Healthcare of California, Inc.                                             California
  Great-West Healthcare of Colorado, Inc.                                               Colorado
  Great-West Healthcare of Florida, Inc.                                                Florida
  Great-West Healthcare of Georgia, Inc.                                                Georgia
  Great-West Healthcare of Illinois, Inc.                                               Illinois
  Great-West Healthcare of Indiana, Inc.                                                Indiana
  Great-West Healthcare of Kansas/Missouri, Inc.                                        Kansas
  Great-West Healthcare of Massachusetts, Inc.                                          Massachusetts
  Great-West Healthcare of New Jersey, Inc.                                             New Jersey
  Great-West Healthcare of North Carolina, Inc.                                         North Carolina
  Great-West Healthcare of Ohio, Inc.                                                   Ohio
  Great-West Healthcare of Oregon, Inc.                                                 Oregon
  Great-West Healthcare of Pennsylvania, Inc.                                           Pennsylvania
  Great-West Healthcare of Tennessee, Inc.                                              Tennessee
  Great-West Healthcare of Texas, Inc.                                                  Texas
  Great-West Healthcare of Washington, Inc.                                             Washington
  Mediversal, Inc.                                                                      Nevada
  One Orchard Equities, Inc.                                                            Colorado
  Orchard Capital Management, LLC                                                       Colorado
  Orchard Trust Company                                                                 Colorado
  Universal Claims Administration                                                       Nevada
  Westkin Properties Ltd.                                                               California
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(1) Also doing business as Benefits Insurance Services, Inc.
(2) Also doing business as Maxim Capital Management, LLC.